SHARE PURCHASE AGREEMENT
                                 August 22, 2002

This Share Purchase Agreement ("Agreement"), between Cormax Business Solutions Inc., a Utah Corporation ("SELLER"), and Ingenuity Marketing., an Alberta Corporation (as BUYER).



                              W I T N E S S E T H:


        A. WHEREAS, Cormax Business Solutions Inc., is a corporation organized under the laws of Utah.
        B. WHEREAS, SELLER are willing to sell, and BUYER desires to purchase certain issued and outstanding shares of capital stock in Cormax Business Solutions Inc.
        C. WHEREAS, BUYER and SELLER will benefit from the transactions contemplated hereby and desire to implement the contemplated transaction.

NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                The Consideration

1.1 The SELLER shall sell and cause to be delivered and the BUYER shall purchase one million shares of Class A Preferred shares of CMXS's Preferred stock. Each Preferred share shall be entitled to a two hundred to one conversion into common stock. The transaction contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date, which shall be on or before October 31, 2002. The purchase price for the CMXS Preferred shares to be paid by the BUYER to SELLER is as follows:

        a.) The BUYER shall obtain an underwriting commitment for $3,000,000 US dollars prior to the closing.

        b.) Complete the acquisition of Identification Technologies Inc., an Alberta Corporation for the benefit of the shareholders of CMXS.

        c.)    Pledge  to  obtain   $8,000,000  US  Dollars  in  revenue  within
               twenty-four months of the closing of this transaction.

                                   ARTICLE II

              Representations, Warranties, and Covenants of SELLER
                      as to Cormax Business Solutions Inc.

Any director, officer, employee make no representation or warranties for the SELLER as individual, expect to the extend as may be stated in a separate written statement. SELLER makes no representation, warranty and covenant to the
BUYER:

            2.1 CMXS is a corporation duly organized, validly existing and in good standing under the laws of Utah, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation of CMXS and amendments, copies of which have been delivered to BUYER, are complete and accurate, and the minute books of CMXS, which will be delivered to BUYER contain a complete and accurate record of all material actions taken at, all meetings of the shareholders and Board of Directors of CMXS.

            2.2 The aggregate number of shares, which CMXS is authorized to issue, is 500 Million shares with a par value of $.001 per share, 10,000,000 shares of Preferred of which; 88,000,000 issued and outstanding of common stock Such shares are fully paid and non-assessable. CMXS has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.

            2.3 SELLER have complete and unrestricted power to enter into and, upon receipt of the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

            2.4 SELLER own the common shares of CMXS free and clear of all liens and encumbrances, and are authorized to sell such shares to BUYER, subject only to the agreements and terms recited hereinafter

            2.5 SELLER who represent CMXS shall not enter into or consummate any transactions prior to the Closing Date and will pay no dividend, or increase the compensation of officers and will not enter into any other business agreement or transaction, prior to closing date.

            2.6 The representations and warranties of SELLER shall be to the best of their knowledge and correct as of the date hereof and as of the Closing Date.

            2.7 SELLER have delivered to buyer all of the corporate books and records of CMXS for review, true and correct copies. SELLER will also deliver to buyer on or before the Closing Date any reports relating to the financial and business condition of CMXS, which occur after the date of this Agreement and any other reports, sent generally to its shareholders after the date of this Agreement.

            2.8 No representation or warranty by SELLER in this Agreement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

            2.9 SELLER will cause CMXS not to take any board action without BUYERS approval in writing, pending selection of new officers and directors.

            2.10 SELLER will deliver to buyer within 10 days audited financial statements of CMXS as of December 31, 2001. All such financial statements, herein sometimes called " Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of the periods indicated. All financial statements of CMXS will have been prepared in accordance with generally accepted accounting principles, and will be "unqualified" except as to "going concern."

            2.11 Since the dates of the CMXS Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of CMXS. CMXS Does not have any material liabilities or obligations, secured or unsecured, except as shown in the financial statements. CMXS has settled a dispute with the Galoobs brother.

            2.12 There are no pending legal proceedings or regulatory proceedings involving CMXS, and, except for a claim by William Williams, John Bader and JAGI Capital as described in our 10K filings actions, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of CMXS, threatened against CMXS or affecting any of their assets or properties, and CMXS is not in any material breach or violation of or default under any contract or instrument to which CMXS is a party except for VLADMIR MORGUM, NOVALINK and CAPSTONE Settlement agreements

            2.13 CMXS shall not enter into or consummate any transactions prior to the Closing Date and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction, without consent of BUYER.

            2.15 CMXS has an employee stock option plan in place pursuant to the S-8 filed with the Securities and exchange Commission.



                                   ARTICLE III

               Representations, Warranties, and Covenants of BUYER

No representations or warranties are made by any director, officer, employee, or shareholder of buyer as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

BUYER hereby represents, warrants, and covenants to SELLER as follows:

            3.1 BUYER is a corporation duly organized, validly existing, and in good standing under the laws of the Province of Alberta and has the corporate power and authority and to carry on its business as it is now being conducted.

            3.2 BUYER has complete and unrestricted power to enter into this agreement; and, to consummate the transactions contemplated by this Agreement.

            3.3 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by BUYER will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of BUYER.

            3.4 The execution of this Agreement has been duly authorized and approved by the BUYER Board of Directors.

            3.5 The representations and warranties of BUYER shall be true and correct as of the date hereof and as of the Closing Date.

                                   ARTICLE IV

               Obligations of the Parties Pending the Closing Date

            4.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records to the extent the same are relevant to the purchase of the shares of CMXS and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other party with information, which is confidential or proprietary information. During the term of this Agreement, and for two years following the earlier of the Closing or the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly destroy, return, or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (C) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

            4.2 SELLER and BUYER shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

            4.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                    ARTICLE V

                              Procedure for Closing

            5.1 After execution of this document the share certificates of CMXS shall be delivered pursuant to the Escrow Agreement. Closing the purchase and sale shall be effected with all funds being delivered to the SELLER.

                                   ARTICLE VI
                           Conditions Precedent to the
                          Consummation of the Purchase


The following are conditions precedent to the consummation of the agreement on or before the Closing Date:

            6.1 SELLER and BUYER shall each have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLER and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

            6.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted by SELLER, and buyer in accordance with the applicable laws.

            6.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which if decided adversely to any party hereto or its directors or officers would materially and adversely affect the business, assets, or financial position of CMXS.

            6.4 The representations and warranties made by SELLER and by BUYER in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date.

            6.5 Since the dated of the CMXS Financial Statements, there have not been any material adverse changes in the business or condition, financial, or otherwise, of CMXS. CMXS does not have any material liabilities or obligations, secured or unsecured except as shown on current financials (whether accrued, absolute, contingent or otherwise).

            6.6 All outstanding liabilities of CMXS to SELLER or SELLER'S affiliates shall be waived prior to or concurrent with closing. Such waiver shall be deemed and treated as additional paid in capital and shall constitute additional basis in SELLER stock.


                                   ARTICLE VII

                           Termination and Abandonment

            7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date:

        (a)    By mutual consent of SELLER and BUYER;

        (b) By either party, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

        (c) By BUYER if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

        (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

            7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof.

                                  ARTICLE VIII

            Termination Covenants, of Representations, and Warranties

The respective covenants, representations and warranties of the parties hereto as contained herein shall survive the Closing for a period of two years.

                                   ARTICLE IX

                                  Miscellaneous

            10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein, referenced herein, or those provided for herein.

            10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

            10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use commercially reasonable efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

            10.4 This Agreement may be amended only in writing duly executed by all parties hereto.

            10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

SELLER:
To:         Cormax Business Solution Inc.
            250- 708 11th Ave SW
            Calgary, Alberta T2P 3EO

BUYERS:
 To:        Ingenuity Marketing (2000)
            5950 Bow Crescent
            Calgary, Alberta
            403-818-6147

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.


IN WITNESS WHEREOF, the parties have set their hands this 22 day of August 2002.

SELLER:



/s/ Todd Violette, CEO
 ---------------------
Cormax Business Solutions Inc




BUYER:   Ingenuity Marketing (2000)

/s/ Peter Leeuwerke
 -----------------

President and Sole Director